Exhibit 10.6

September 26, 2007

Borse Dubai Limited PO Box 74777

Dubai, UAE

Attn: Essa Kazim

Ladies and Gentlemen:

The purpose of this letter is to set forth certain amendments with respect to the binding letter agreement, including the various annexes and other attachments thereto, between The Nasdaq Stock Market, Inc., a Delaware corporation (“Nasdaq”), and Borse Dubai Limited, a Dubai company (“Borse Dubai”), dated as of September 20, 2007 (the “Binding Letter Agreement”). Capitalized terms used and not defined herein have the meanings set forth in the Binding Letter Agreement.

1. The parties hereby agree that Borse Dubai shall promptly increase the consideration in its offer from SEK 230 per OMX share to SEK 265 per OMX share, and that references to “SEK 230” in the Binding Letter Agreement shall be to “SEK 265”. The parties further agree that they shall bear the cost of such increase as follows: Nasdaq shall pay SEK 10 of the increase in consideration in Borse Dubai’s offer and Borse Dubai shall pay 25 SEK of the increase in consideration in its offer.

2. In order to effect the foregoing agreements, the parties hereby agree to the following amendments to the OMX Term Sheet:

A. Transaction Overview. The cash portion of the consideration referred to in the second paragraph shall be changed from “SEK 11,376,547,722” to “SEK 12,582,952,392.”

B. OMX Share Purchase – Nasdaq/Borse Dubai Transaction Agreement.

(i)	The cash portion of the consideration referred to in the first bullet of the first paragraph shall be changed from “SEK 11,376,547,722” to “SEK 12,582,952,392.”

(ii)	In the third bullet of the first paragraph, reference to “SEK 230” shall be changed to “SEK 265.”

(iii)	The fourth bullet of the first paragraph shall be modified to add to the end thereof “except as agreed in writing by the parties,” which addition is intended to cover the sharing of offer price increase herein described.

C. Nasdaq Share Trust. Based on the agreements set forth herein and based on an exchange rate of SEK/$ of 6.5065, the implied price per Nasdaq share paid by Borse Dubai shall equal $49.20. The trust’s obligation to dispose of the Nasdaq shares within 4 years is hereby amended such that the trust will use its commercially reasonable efforts to dispose of the Nasdaq shares if it continues to own such after 4 years, but at no less than the minimum price as set forth in the OMX Term Sheet as amended hereby.

3. Nasdaq’s rights under the Undertaking dated September 25, 2007 by and between Borse Dubai, Nasdaq and Investor AB and any other undertakings with other OMX shareholders to which Nasdaq and Borse Dubai are parties, (the “Irrevocables”) shall terminate and may not be exercised by Nasdaq upon and after the Termination Date, unless Borse Dubai’s rights and obligations under such undertakings are assigned to Nasdaq as set forth in Exhibit 1 to the OMX Term Sheet. Nasdaq agrees that, if its rights have terminated as set forth in the previous sentence, it shall execute any amendment to such undertaking as reasonably requested by Borse Dubai, so long as such undertaking does not impose any additional liability on Nasdaq with respect thereto. Borse Dubai agrees that (i) if its rights and obligations have been assigned to Nasdaq under any such undertaking or (ii) if Nasdaq has required Borse Dubai to continue its tender offer as provided in the third column in the Condition Precedent entitled “There has been no OMX MAE…” and the third box in the row “No party has announced….” on Exhibit 1 attached hereto, it shall execute any amendment to such undertaking as reasonably requested by Nasdaq, so long as such undertaking does not impose any additional liability on Borse Dubai with respect thereto. Exhibit 1 to the OMX Term Sheet shall be replaced in its entirety with Exhibit 1 attached hereto.

4. The parties agree that the agreements set forth in this letter agreement shall constitute an amendment which satisfies the parties obligations under the Condition Precedent titled: “No party has announced an offer on more favorable terms than Borse Dubai’s” with respect to this increase.

5. This letter agreement shall be considered part of the Binding Letter Agreement and shall be subject to all the terms and conditions thereof. To the extent this letter agreement constitutes the waiver of any right, power or privilege under the Term Sheet, it shall not preclude any further or future exercise thereof or the exercise of any other right, power or privilege. Except as set forth in this letter, all terms and conditions of the Binding Letter Agreement remain in full force and effect.

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If you are in agreement with the foregoing, please sign and return to the undersigned one copy of this letter agreement, which thereupon will constitute our agreement with respect to its subject matter.

THE NASDAQ STOCK MARKET, INC.

By:	/s/ Edward S. Knight
Name:	Edward S. Knight
Title:	EVP and General Counsel

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Acknowledged and agree to as of the first date set forth above:

BORSE DUBAI LIMITED

By:	/s/ Soud Ba’alway
Name:	Soud Ba’alway

By:	/s/ Essa Kazim
Name:	Essa Kazim

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Exhibit 1

Conditions Precedent	Result of a Pre-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure	Result of a Post-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure
There has been no Dubai International Financial Exchange (“DIFX”) MAE that has occurred and is continuing; all representations and warranties of DIFX in the DIFX transaction are true and correct in all material respects, other than those that are qualified by materiality or an MAE, which are true and correct in all respects; DIFX shall have performed its covenants in the DIFX transaction, except where the non-performance in relation to the transaction is not material to Nasdaq.

The Nasdaq Stock Market, Inc., a Delaware Corporation (“Nasdaq”) is released from the DIFX condition. The Transaction Agreement between Nasdaq and Borse Dubai Limited, a Dubai company (the “N/D Agreement”) otherwise remains in effect.

(It being understood that only a DIFX MAE can constitute a pre-tigger date failure of this condition.

Irrevocables (as defined in the Amendment to the Binding Letter Agreement) remain in effect/no impact

Nasdaq is released from the DIFX condition. The N/D Agreement otherwise remains in effect Irrevocables remain in effect/no impact

DIFX transaction shall close concurrently with the N/D transaction (other than due to a failure of the conditions set forth in the row above) such that Nasdaq is not required to close)	N/A (to be satisfied at closing of the sale of the OMX shares by Borse Dubai to Nasdaq) N/A	Borse Dubai may terminate the N/D Agreement. Nasdaq shall have the right to launch a new offer. Assuming the Conditions Precedent in box 1 above have been met, Borse Dubai retains irrevocables

There has been no OMX MAE that has occurred and is continuing, and OMX AB (publ), a public corporation	Either party has the right to terminate the N/D Agreement. The party seeking to terminate based on the condition failure must withdraw their offer for OMX.	If Nasdaq terminates based on the condition failure, Borse Dubai has the right to continue its offer for OMX on its own.

Conditions Precedent	Result of a Pre-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure	Result of a Post-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure
organized under the laws of Sweden (“OMX”) has not violated the “10b-5” condition to the Borse Dubai offer.	The non-terminating party gets the irrevocables (any time the irrevocables may be assigned, such assignment is subject to compliance with the terms thereof)

Borse Dubai retains the irrevocables

If Borse Dubai terminates based on the condition failure, Nasdaq can either re-launch its tender offer, or require that Borse Dubai continue its tender offer, with Nasdaq agreeing to buy all OMX shares acquired by BD Stockholm AB, a corporation organized under the laws of Sweden (“BidCo”), (including via exercise of the options) at the then current offer price (with 100% of the consideration being paid by Nasdaq to Borse Dubai in cash). Upon request of Nasdaq, Borse Dubai will also extend the Borse Dubai offer for the outstanding shares of OMX through one or more subsequent offering periods in accordance with applicable law. Nasdaq shall pay Borse Dubai’s reasonable documented out-of-pocket expenses incurred in connection with any such request.

If Nasdaq re-launches its offer, Nasdaq gets the irrevocables; if Nasdaq requires that Borse Dubai continues its tender offer, irrevocables remain in effect/no impact

Conditions Precedent	Result of a Pre-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure	Result of a Post-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure
There has been no Nasdaq MAE that has occurred and is continuing.

Nasdaq has the right to terminate the N/D Agreement based on a Nasdaq MAE. Borse Dubai may continue its offer. Nasdaq must withdraw/lapse its offer.

Borse Dubai has the right to terminate the N/D Agreement based on Nasdaq MAE. Both parties may continue their respective offers.

Borse Dubai retains the irrevocables

Nasdaq has the right to terminate the N/D Agreement based on a Nasdaq MAE. Borse Dubai may continue its offer. Nasdaq may not relaunch an offer during the pendency of the Borse Dubai offer.

Borse Dubai may terminate the N/D Agreement based on a Nasdaq MAE. Nasdaq shall have the right to launch a new offer.

Borse Dubai retains the irrevocables

All representations and warranties of Nasdaq are true and correct in all material respects, other than those that are qualified by materiality or an MAE, which are true and correct in all respects.	Borse Dubai has the right to terminate the N/D Agreement based on the violation of Nasdaq’s reps and warranties. Both parties may continue their respective offers. Borse Dubai retains the irrevocables	Borse Dubai has the right to terminate the N/D Agreement based on the violation of Nasdaq’s reps and warranties. Nasdaq shall have the right to launch a new offer. Borse Dubai retains the irrevocables

Conditions Precedent	Result of a Pre-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure	Result of a Post-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure
Nasdaq shall have performed its covenants, except where the non-performance in relation to the transaction is not material to Borse Dubai.	Borse Dubai has the right to terminate the N/D Agreement based on the breach of Nasdaq’s covenants. Both parties may continue their respective offers. Borse Dubai retains the irrevocables	Borse Dubai has the right to terminate the N/D Agreement based on the breach of Nasdaq’s covenants. Nasdaq shall have the right to launch a new offer. Borse Dubai retains the irrevocables

Borse Dubai shall have performed its covenants, except where the non-performance in relation to the transaction is not material to Nasdaq.	Nasdaq has the right to terminate the N/D Agreement based on the breach of Borse Dubai’s covenants. Both parties may continue their respective offers. Nasdaq gets the irrevocables	Nasdaq has the right to terminate the N/D Agreement based on the breach of Borse Dubai’s covenants. Nasdaq shall have the right to launch a new offer. Nasdaq gets the irrevocables

The parties shall receive regulatory approvals for Borse Dubai to acquire OMX shares (“fit and proper owner” approval of FSAs in Sweden, Finland, Denmark, Iceland and each of the Baltic states)	The N/D Agreement shall be terminated. Nasdaq gets the irrevocables	N/A

The parties shall receive regulatory approvals for Nasdaq to acquire OMX shares.	The N/D Agreement shall be terminated. Borse Dubai retains the irrevocables	N/A

Conditions Precedent	Result of a Pre-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure	Result of a Post-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure
The parties shall receive regulatory approvals for Borse Dubai to acquire Nasdaq shares (CFIUS, if filed, HSR or similar mandatory approvals of other applicable jurisdictions).	The N/D Agreement shall be terminated. The irrevocable counter-party can choose which offer to tender into, but must tender into either the Nasdaq or the Borse Dubai offer.	N/A

There shall be no rule, legislation, injunction or order preventing Borse Dubai from acquiring OMX shares	The N/D Agreement shall be terminated. Nasdaq gets the irrevocables	The N/D Agreement shall be terminated. Nasdaq shall have the right to launch a new offer. Nasdaq gets the irrevocables

There shall be no rule, legislation, injunction or order preventing Nasdaq from acquiring OMX shares	The N/D Agreement shall be terminated. Borse Dubai retains the irrevocables	The N/D Agreement shall be terminated. Borse Dubai retains the irrevocables

There shall be no rule, legislation or order preventing Borse Dubai from acquiring Nasdaq shares	The N/D Agreement shall be terminated.	The N/D Agreement shall be terminated. Nasdaq shall have the right to launch a new offer.

	The irrevocable counter-party can choose which offer to tender into, but must tender into either the Nasdaq or the Borse Dubai offer.	The irrevocable counter-party can choose which offer to tender into, but must tender into either the Nasdaq or the Borse Dubai offer.

Conditions Precedent	Result of a Pre-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure	Result of a Post-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure
No party has announced an offer on more favorable terms than Borse Dubai’s

Borse Dubai shall have the right to increase the cash consideration in its offer. If Nasdaq is willing to increase the cash payment to Borse Dubai in an amount in cash equal to the increased price per share of OMX stock acquired by Nasdaq, the N/D Agreement shall be amended.

Irrevocables remain in effect/no impact

If Nasdaq is not willing to do so, the N/D Agreement shall be terminated, and Borse Dubai shall be required to increase the cash consideration in its offer to at least the last amount proposed by it.

Borse Dubai retains the irrevocables

Nasdaq shall have the right to increase the cash payment to Borse Dubai. If Borse Dubai is unwilling to increase the cash consideration in its offer, Nasdaq shall have the right to terminate the N/D Agreement on the condition that Nasdaq makes an offer at a price at least equal to the last amount proposed by it.

Nasdaq gets the irrevocables

Borse Dubai shall have the right to increase the cash consideration in its offer. If Nasdaq is willing to increase the cash payment to Borse Dubai in an amount equal to the increased price per share of OMX stock acquired by Nasdaq, the N/D Agreement shall be amended.

Irrevocables remain in effect/no impact

If Nasdaq is not willing to do so, the N/D Agreement shall be terminated, and Borse Dubai shall be required to increase the cash consideration in its offer to at least the last amount proposed by it.

Borse Dubai retains the irrevocables

Nasdaq shall have the right to increase the cash payment to Borse Dubai. If Borse Dubai is unwilling to increase the cash consideration in this offer, Nasdaq can either re-launch its tender offer, or require that Borse Dubai continue its tender offer, with Nasdaq agreeing to buy all OMX shares acquired by BidCo, (including via exercise of the options) at such increased price per share (with 100% of the consideration being paid by Nasdaq to Borse Dubai in cash ). Upon request of Nasdaq, Borse Dubai will also extend the Borse Dubai offer for the outstanding shares of OMX through one or more subsequent offering periods in accordance with applicable law. Nasdaq shall pay Borse Dubai’s reasonable documented out-of-pocket expenses incurred in connection with any such request.

If Nasdaq re-launches its offer, Nasdaq gets the irrevocables; if Nasdaq requires that Borse Dubai continues its tender offer, irrevocables remain in effect/no impact

Conditions Precedent	Result of a Pre-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure	Result of a Post-Trigger Date Failure of the Condition Precedent/Treatment of Irrevocables Following Such a Failure
Minimum Condition	N/A

Notwithstanding anything else contained in the OMX Term Sheet (including this Exhibit 1), Borse Dubai may reduce the minimum condition (including shares subject to the Borse Dubai call options) in the Borse Dubai offer to the extent allowed by law. Nasdaq has the right to terminate the N/D agreement if less than 67% of the OMX shares (including shares owned by Borse Dubai or subject to the Borse Dubai call options) are tendered into the Borse Dubai offer.

Borse Dubai retains the irrevocables

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